SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 23, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
               Servicing Agreement, dated as of September 1,1999,
                  providing for the issuance of REMIC Mortgage
                    Pass-Through Certificates, Series 99-18)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)


     New Jersey                    33-5042                       21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (609) 661-6100
                                                           --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On September 23, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 99-18 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 99-18") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated August 19, 1999 as supplemented by the Prospectus Supplement dated September 20, 1999.

The original principal balance of each Class of the Certificates is as follows:

     Class A1                                $100,000,000.00
     Class A2                                 $24,300,000.00
     Class A3                                 $17,750,000.00
     Class A4                                 $12,772,000.00
     Class A5                                 $45,520,000.00
     Class A6                                 $26,800,000.00
     Class A7                                $125,000,000.00
     Class A8                                  $9,485,714.00
     Class A9                                 $20,000,000.00
     Class A10                                         $0.00
     Class A11                                 $1,514,286.00
     Class A12                                $78,950,000.00
     Class A13                                $14,500,000.00
     Class R                                         $100.00
     Class R2                                        $100.00
     Class M                                   $9,557,000.00
     Class B1                                  $3,773,000.00
     Class B2                                  $2,012,000.00
     Class B3                                  $2,515,000.00
     Class B4                                  $1,006,000.00
     Class B5                                  $1,258,574.40
     Class PO                                  $6,324,211.02
     Total :                                 $503,037,985.42

The initial Junior Percentage and initial Senior Percentage for Pool 99-18 are approximately 4% and 96%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 99-18 as of the initial issuance of the Certificates are $192,469.00, $5,030,380.00 and $5,034,205.00, respectively, representing approximately .0400%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of September 1,1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 99-18
----------

Pool 99-18 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $503,037,985.42.

The interest rates (the "Mortgage Rates") borne by the 1514 Mortgage Loans conveyed by GECMSI to Pool 99-18 range from 6.2500% to 9.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.4288% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 99-18 ranged from $45,000.00 to $1,300,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 99-18 is $332,257.59, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 99-18 is September 20, 1996, and the latest scheduled maturity date of any such Mortgage Loan is September 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 99-1830 is 75.7847%.

The Mortgage Loans in Pool 99-18 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 99-18:

    MORTGAGE             # OF           AGGREGATE BALANCES       % OF POOL BY
     RATES               LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
     -----               -----          ------------------     -----------------
     6.2500%                2                $595,337.67              0.1183%
     6.3750%                4              $1,244,809.20              0.2475%
     6.5000%               17              $5,412,977.19              1.0761%
     6.6250%               23              $7,508,045.49              1.4925%
     6.7500%               46             $15,297,734.06              3.0411%
     6.8750%               74             $26,481,410.03              5.2643%
     7.0000%              126             $45,485,591.95              9.0422%
     7.1250%              144             $50,986,623.00             10.1357%
     7.1500%                1                $314,996.39              0.0626%
     7.2500%              140             $47,994,277.96              9.5409%
     7.3750%              198             $65,459,539.50             13.0128%
     7.5000%              229             $71,443,846.85             14.2025%
     7.6250%              144             $47,281,590.84              9.3992%
     7.7500%              136             $42,744,522.49              8.4973%
     7.8750%               63             $21,313,829.28              4.2370%
     7.9500%                1                $299,796.65              0.0596%
     8.0000%               54             $17,126,225.57              3.4046%
     8.1250%               17              $5,199,857.09              1.0337%
     8.2500%               29              $8,915,396.10              1.7723%
     8.3750%               21              $5,766,876.65              1.1464%
     8.5000%               18              $6,056,986.67              1.2041%
     8.6250%                9              $2,877,481.35              0.5720%
     8.7500%                8              $3,275,992.91              0.6512%
     8.8750%                3              $1,048,705.34              0.2085%
     9.2500%                3              $1,353,589.66              0.2691%
     9.3750%                2                $747,341.50              0.1486%
     9.5000%                2                $804,604.03              0.1599%
      Total             1,514            $503,037,985.42            100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 99-18 :


     ORIGINAL            # OF           AGGREGATE BALANCES       % OF POOL BY
     BALANCES            LOANS          AS OF CUT-OFF DATE       AGGREGATE BAL.
     --------            -----          ------------------       --------------

$      0 - 240,000        126             $19,834,626.19              3.9430%
$240,000 - 250,000         47             $11,619,185.64              2.3098%
$250,001 - 300,000        587            $162,247,227.20             32.2536%
$300,001 - 350,000        308             $99,920,884.93             19.8635%
$350,001 - 400,000        165             $61,901,507.40             12.3055%
$400,001 - 450,000         93             $40,043,542.28              7.9603%
$450,001 - 600,000        131             $67,273,428.80             13.3734%
$600,001 - 650,000         21             $13,221,559.44              2.6283%
$650,001 - 1,000,000 +     36             $26,976,023.54              5.3626%
Total                   1,514            $503,037,985.42            100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 99-18 is $1,296,862.68.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 99-18 is $44,932.99.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 99-18:


     YEAR OF             # OF           AGGREGATE BALANCES       % OF POOL BY
   ORIGINATION           LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
   -----------           -----          ------------------     -----------------

     1996                   2                $508,619.52              0.1011%
     1997                   3              $1,737,043.50              0.3453%
     1998                  39             $12,816,646.68              2.5478%
     1999               1,470            $487,975,675.72             97.0058%
     Total              1,514            $503,037,985.42            100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 99-18:

     LOAN-TO-VALUE
       RATIO AT           # OF          AGGREGATE BALANCES       % OF POOL BY
     ORIGINATION          LOANS         AS OF CUT-OFF DATE     AGGREGATE BALANCE
     -----------          -----         ------------------     -----------------
     00.000 - 50.00        48             $17,026,635.48              3.3848%
     50.001 - 60.00        83             $30,667,142.14              6.0964%
     60.001 - 70.00       169             $61,261,306.63             12.1783%
     70.001 - 75.00       207             $73,671,235.58             14.6453%
     75.001 - 80.00       764            $249,684,725.90             49.6353%
     80.001 - 85.00        26              $8,351,909.20              1.6603%
     85.001 - 90.00       139             $41,810,541.72              8.3116%
     90.001 - 95.00        75             $19,977,396.51              3.9713%
     95.001 - 100.00        3                $587,092.26              0.1167%
          Total         1,514            $503,037,985.42            100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 99-18:


     TYPE OF             # OF           AGGREGATE BALANCES       % OF POOL BY
     DWELLING            LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
     --------            -----          ------------------     -----------------

Single-family detached  1,405            $470,331,904.89             93.4982%
Single-family attached     18              $4,923,512.27              0.9788%
Condominium                69             $20,388,229.47              4.0530%
2 - 4 Family Units         19              $6,869,370.62              1.3656%
Co-op                       3                $524,968.17              0.1044%
Total                   1,514            $503,037,985.42            100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 99-18:

                         # OF           AGGREGATE BALANCES       % OF POOL BY
  OCCUPANCY              LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
  ---------              -----          ------------------     -----------------

Owner Occupied          1,484            $494,388,251.25             98.2805%
Vacation                   22              $6,414,216.55              1.2751%
Investment                  8              $2,235,517.62              0.4444%
Total                   1,514            $503,037,985.42            100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 99-18:

                         # OF           AGGREGATE BALANCES       % OF POOL BY
STATE                    LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----                    -----          ------------------     -----------------

Alabama                     4              $1,751,158.33              0.3481%
Arizona                    66             $17,314,321.00              3.4420%
Arkansas                    1                $648,777.75              0.1290%
California                516            $177,164,062.97             35.2187%
Colorado                   53             $16,701,166.26              3.3201%
Connecticut                42             $15,336,791.10              3.0488%
Delaware                    9              $2,551,663.54              0.5073%
District Of Columbia        9              $3,194,561.36              0.6351%
Florida                    19              $6,159,533.69              1.2245%
Georgia                    34             $11,815,394.02              2.3488%
Hawaii                      4              $1,953,959.93              0.3884%
Illinois                   64             $21,368,807.22              4.2480%
Indiana                     4              $1,361,440.82              0.2706%
Iowa                        2                $609,458.09              0.1212%
Kansas                      2                $536,418.27              0.1066%
Kentucky                    2                $508,429.31              0.1011%
Louisiana                   3              $1,025,971.90              0.2040%
Maine                       3                $790,007.19              0.1570%
Maryland                   66             $21,289,705.20              4.2322%
Massachusetts             100             $33,277,528.63              6.6152%
Michigan                   15              $5,907,357.81              1.1743%
Minnesota                   7              $2,034,062.81              0.4044%
Mississippi                 1                $269,510.52              0.0536%
Missouri                   12              $4,353,022.36              0.8653%
Montana                     2                $526,969.80              0.1048%
Nebraska                    4              $1,460,081.62              0.2903%
Nevada                     12              $3,875,280.60              0.7704%
New Hampshire               4              $1,028,103.58              0.2044%
New Jersey                 93             $30,146,665.10              5.9928%
New Mexico                  1                $499,655.90              0.0993%
New York                   51             $19,093,569.47              3.7957%
North Carolina             20              $6,847,095.52              1.3611%
Ohio                       21              $7,064,825.14              1.4044%
Oklahoma                    1                $324,253.08              0.0645%
Oregon                     15              $3,200,736.50              0.6363%
Pennsylvania               62             $20,631,344.28              4.1013%
Rhode Island                2                $612,195.47              0.1217%
South Carolina              6              $2,225,340.89              0.4424%
South Dakota                1                $259,672.36              0.0516%
Tennessee                   2                $578,561.01              0.1150%
Texas                      53             $17,725,191.55              3.5236%
Utah                        4              $1,353,943.89              0.2692%
Virginia                   78             $22,937,785.24              4.5599%
Washington                 32             $10,744,139.42              2.1359%
West Virginia               1                $307,734.82              0.0612%
Wisconsin                  11              $3,671,730.10              0.7299%
Total                   1,514            $503,037,985.42            100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 99-18:

     YEAR OF             # OF           AGGREGATE BALANCES       % OF POOL BY
     MATURITY            LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
     --------            -----          ------------------     -----------------

     2019                  14              $4,658,184.80              0.9260%
     2024                   6              $1,778,771.42              0.3536%
     2027                   1                $825,528.76              0.1641%
     2028                  34             $11,144,073.58              2.2154%
     2029               1,459            $484,631,426.86             96.3409%
     Total              1,514            $503,037,985.42            100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 99-18 calculated as of the Cut-off Date is 356.88 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 99-18:


                         # OF           AGGREGATE BALANCES       % OF POOL BY
PURPOSE OF LOAN          LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
---------------          -----          ------------------     -----------------

Purchase                1,143            $374,097,973.31             74.3677%
Rate Term/Refinance       359            $125,722,094.09             24.9926%
Cash-out Refinance         12              $3,217,918.02              0.6397%
Total                   1,514            $503,037,985.42            100.0000%

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of September 23, 1999, for certain of the Series 99-18 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers.

1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of September 23, 1999, for certain of the Series 99-18 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc..

4.1 The Pooling and Servicing Agreement for the Series 99-18 Certificates, dated as of September 1,1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Designated Officer


Dated as of September 23, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:



     EXHIBIT NO.         DESCRIPTION                                  PAGE
     -----------         -----------                                  ----

          1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of September 23, 1999, for certain of the Series 99-18 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers.

          1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of September 23, 1999, for certain of the Series 99-18 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.

          4.1 The Pooling and Servicing Agreement for the Series 99-18 Certificates, dated as of September 1,1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.